SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): August 31, 2003



                              MATRIX BANCORP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Colorado                          0-21231              84-1233716
(State or other jurisdiction of    (Commission File Number)     (IRS Employer
 incorporation or organization)                              Identification No.)
--------------------------------------------------------------------------------

700 Seventeenth Street, Suite 2100                                   80202
Denver, Colorado(Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code: (303) 595-9898.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On August 31, 2003, Matrix Bancorp, Inc. (the "Company") announced that its wholly owned subsidiary, Matrix Financial Services Corporation ("Matrix Financial"), completed the sale of its wholesale mortgage origination platform based in Phoenix, Arizona to AmPro Mortgage Corporation. As previously reported, the transaction was structured to close in two stages for licensing reasons. As consideration for the wholesale platform, Matrix Financial received or will receive (i) an aggregate of approximately $3.9 million (which represented the book value) in payment of the furniture, fixtures and equipment associated with the origination platform, (ii) a production premium of 20 basis points times the aggregate principal balance of mortgage loans originated at the branches acquired for the 12 months ending February 2004, which is "floored" at $4.9 million and "capped" at $9.1 million and of which approximately $5.7 million had been earned through August 31, 2003; and (iii) approximately $160 thousand from pipeline loans that funded between February 28, 2003 and April 28, 2003. AmPro Mortgage Corporation additionally agreed to pay off in full by October 31, 2003 the warehouse facility provided to Matrix Financial by Matrix Capital Bank.

     The sale of the wholesale origination platform will be accounted for as a discontinued operation. As a result of the two-stage closing, the Company was required to continue to account for the origination platform as a continuing operation during the six months between the initial closing and the final closing (i.e. March through August 2003). Accordingly, during the third quarter of 2003 (in which the final closing occurred), the Company was required to compare the net earnings at the origination platform for these six months to the purchase price and recorded an approximate $5.8 million loss.

     Consideration for the platform was determined by arm's-length negotiations among parties to the transaction. Other than the transactions contemplated by the Purchase and Assumption Agreement and associated agreements entered into between AmPro, Matrix Financial and Matrix Capital Bank, there is no relationship between the Company, Matrix Financial and/or Matrix Capital Bank, on the one hand, and AmPro Mortgage Corporation, on the other hand, including with any directors or officers of any of such parties.

Forward-Looking Statements

     Certain statements contained in this Form 8-K that are not historical facts, including, but not limited to, statements that can be identified by the use of forward-looking terminology such as "may," "will," "expect,"
"anticipate," "predict," "plan," "estimate" or "continue" or the negative thereof or other variations thereon or comparable terminology are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, and involve a number of risks and uncertainties. The actual results of future events described in such forward-looking statements in this report could differ materially from those stated in such forward-looking statements. Among the factors that could cause actual results to differ materially are: third party claims or actions in relation to the ongoing or future bankruptcies filed by clients or customers; interest rate fluctuations; level of delinquencies; defaults and prepayments; general economic conditions; the occurrence of acts of terrorism, such as the events of September 11, 2001, or acts of war; competition; government regulation; possible future litigation; the actions or inactions of third parties; and other risks set forth in our periodic reports, filings and other public statements, including the Company's current report on Form 8-K filed with the Securities and Exchange Commission on March 14, 2001. Readers should not place undue expectations on any forward-looking statements. We are not promising to make any public announcement when we consider forward-looking statements in this document to be no longer accurate, whether a result of new information, what actually happens in the future or for any other reason.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.
           ---------------------------------

          (a)  Financial Statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Matrix Financial completed the sale of its wholesale origination platform based in Phoenix, Arizona on August 31, 2003. The platform was purchased by AmPro Mortgage Corporation, which paid
               (i) $3.9 million, (ii) a production premium of 20 basis points times the aggregate principal balance of mortgage loans originated at the branches acquired for the 12 months ending February 2004, which is "floored" at $4.9 million and "capped" at $9.1 million and of which approximately $5.7 million had been earned through August 31, 2003 and (iii) $160 thousand from pipeline loans that funded between February 28, 2003 and April 28, 2003. AmPro Mortgage Corporation is additionally obligated to pay off in full the warehouse facility provided to Matrix Financial by Matrix Capital Bank by October 31, 2003.

               The following unaudited pro forma consolidated financial information presented for the balance sheet as of June 30, 2003 and for the statements of operations for the year ended December 31, 2002 and the six month period ended June 30, 2003, is based upon the Company's historical results from operations, adjusted to reflect the impact of the sale of the production platform as if it had occurred January 1, 2002. The historic consolidated financial information presented should be read in conjunction with the audited consolidated financial statements and notes thereto appearing in the Company's annual report on Form 10-K for the year ended December 31, 2002, and the unaudited consolidated financial statements and notes thereto included in the Company's quarterly report on Form 10-Q for the six months ended June 30, 2003.

               The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of any future results of operations or the results that might have occurred if the disposition had actually been completed on the indicated dates.

                                               MATRIX BANCORP, INC. AND SUBSIDIARIES
                                     UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
                                                      (Dollars in thousands)

                                                               JUNE 30, 2003                          DECEMBER 31, 2002
                                                         AS    ADJUSTMENT                         AS     ADJUSTMENT
                                                      REPORTED     (2)        PRO FORMA         REPORTED       (2)        PRO FORMA
                                                      ------------------------------------------------------------------------------
ASSETS
Cash and cash equivalents.........................$     110,650                  110,650   $      58,725                   58,725
Interest-earning deposits and federal funds sold..        2,520                    2,520           3,687                    3,687
Securities available for sale.....................       41,166                   41,166          29,073                   29,073
Loans held for sale, net..........................    1,092,590                1,092,590       1,107,926                1,107,926
Loans held for investment, net....................      292,052                  292,052         285,891                  285,891
Mortgage servicing rights, net....................       45,593                   45,593          63,200                   63,200
Other receivables ................................       50,496                   50,496          54,811                   54,811
Federal Home Loan Bank stock, at cost.............       30,561                   30,561          30,379                   30,379
Foreclosed real estate............................        5,334                    5,334           8,343                    8,343
Premises and equipment, net.......................       25,102      (3,316)      21,786          27,705      (3,493)      24,212
Bank owned life insurance.........................       20,092                   20,092               -                        -
Other assets, net.................................       28,514                   28,514          31,857                   31,857
Premises and equipment, net, held for sale........            -       3,316        3,316               -       3,493        3,493
                                                      ----------------------------------   -----------------------------------------
Total assets......................................$   1,744,670           -    1,744,670   $   1,701,597           -    1,701,597
                                                      ==================================   =========================================
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
   Deposits.......................................$     951,280                  951,280         933,957                  933,957
   Custodial escrow balances......................      155,732                  155,732         151,790                  151,790
   Draft payable..................................       11,741                   11,741           7,097                    7,097
   Federal Home Loan Bank borrowings..............      407,245                  407,245         385,785                  385,785
   Borrowed money.................................       60,444                   60,444          61,403                   61,403
   Guaranteed preferred beneficial interests......       64,500                   64,500          64,500                   64,500
   Other liabilities..............................       18,581                   18,581          23,357                   23,357
   Income taxes payable and deferred income tax
   liability......................................        4,823                    4,823           6,772                    6,772
                                                      ----------------------------------   -----------------------------------------
Total liabilities.................................    1,674,346           -    1,674,346       1,634,661           -    1,634,661
                                                      ==================================   =========================================
Commitments and contingencies

Shareholders' equity:
   Preferred stock................................            -                        -               -                        -
   Common stock...................................            1                        1               1                        1

   Additional paid in capital.....................       20,430                   20,430          20,375                   20,375
   Retained earnings..............................       49,875                   49,875          46,534                   46,534
   Accumulated other comprehensive income.........           18                       18              26                       26
                                                      ----------------------------------   -----------------------------------------
Total shareholders' equity........................       70,324           -       70,324          66,936           -       66,936
                                                      ----------------------------------   -----------------------------------------
Total liabilities and shareholders' equity........$   1,744,670           -    1,744,670       1,701,597           -    1,701,597
                                                      ==================================   =========================================

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                                               MATRIX BANCORP, INC. AND SUBSIDIARIES
                                UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                         (Dollars in thousands, except share information)

                                                          SIX MONTHS ENDED                            YEAR ENDED
                                                            JUNE 30, 2003                            DECEMBER 31, 2002

                                                AS REPORTED  ADJUSTMENT    PRO FORMA      AS REPORTED      ADJUSTMENT     PRO FORMA
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME (3)
Loans and securities..........................$      40,232       (2,821)      37,411   $      89,205        (6,874)      82,331
Interest-earning deposits.....................          526            -          526           1,272             -        1,272
                                               ----------------------------------------  -------------------------------------------
Total interest income.........................       40,758       (2,821)      37,937          90,477        (6,874)      83,603
                                               ----------------------------------------  -------------------------------------------

INTEREST EXPENSE (4)
Deposits......................................        7,464            -        7,464          21,496             -       21,496
Borrowed money and guaranteed preferred
beneficial interests..........................        9,342            -        9,342          19,782             -       19,782
                                               ----------------------------------------  -------------------------------------------
Total interest expense........................       16,806            -       16,806          41,278             -       41,278
                                               ----------------------------------------  -------------------------------------------
Net interest income before provision for
  loan and valuation losses...................       23,952       (2,821)      21,131          49,199        (6,874)      42,325
PROVISION FOR LOAN AND VALUATION LOSSES (5)...        1,537         (350)       1,187           2,821          (720)       2,101
                                               ----------------------------------------  -------------------------------------------
NET INTEREST INCOME AFTER PROVISION FOR
  LOAN AND VALUATION LOSSES (6)...............       22,415       (2,471)      19,944          46,378        (6,154)      40,224
                                               ----------------------------------------  -------------------------------------------

NONINTEREST INCOME (7)
Loan administration...........................       19,057            -       19,057          32,243             -       32,243
Brokerage.....................................        5,223            -        5,223           8,105             -        8,105
Trust services................................        3,297            -        3,297           5,345             -        5,345
Real estate disposition services..............        2,823            -        2,823           4,153             -        4,153
Gain on sale of loans and securities..........          359            -          359             521             -          521
Gain on sale of mortgage servicing rights, net            -            -            -             675             -          675
Loan origination..............................       29,501      (29,262)         239          35,829       (35,476)         353
School services...............................        1,266            -        1,266           4,616             -        4,616
Other.........................................        6,255       (1,135)       5,120           5,923             -        5,923
                                               ----------------------------------------  -------------------------------------------
Total noninterest income......................       67,781      (30,397)      37,384          97,410       (35,476)      61,934
                                               ----------------------------------------  -------------------------------------------
NONINTEREST EXPENSE (8)
Compensation and employee benefits............       31,810      (13,607)      18,203          59,484       (23,134)      36,350
Amortization of mortgage servicing rights.....       19,254            -       19,254          24,176             -       24,176
Occupancy and equipment.......................        3,959         (966)       2,993           7,862        (2,262)       5,600
Postage and communication.....................        2,344       (1,036)       1,308           4,580        (1,904)       2,676
Professional fees.............................        2,616         (792)       1,824           3,175          (405)       2,770
Data processing...............................        1,577         (152)       1,425           3,140          (344)       2,796
Impairment on mortgage servicing rights.......        2,400            -        2,400          14,219             -       14,219
Other general and administrative..............       21,562       (8,455)      13,107          35,421        (5,161)      30,260
                                               ----------------------------------------  -------------------------------------------
Total noninterest expense.....................       85,522      (25,008)      60,514         152,057       (33,210)     118,847
                                               ----------------------------------------  -------------------------------------------
Income (loss) from continuing operations
   before income taxes........................        4,674       (7,860)      (3,186)         (8,269)       (8,420)     (16,689)
Provision (benefit) for income taxes (9)......        1,333       (3,087)      (1,754)         (4,317)       (3,308)      (7,625)
                                               ----------------------------------------  -------------------------------------------
Net income (loss) from continuing
   operations.................................$       3,341       (4,773)      (1,432)  $      (3,952)       (5,113)      (9,065)

Net income from discontinued operations,
   net of income tax provision of $3,087
   and $3,308, respectively...................$           -        4,773        4,773   $           -         5,113        5,113
                                               ----------------------------------------  -------------------------------------------

Net income (loss).............................$      3,341             -       3,341    $      (3,952)            -       (3,952)
                                               ========================================  ===========================================

                                         MATRIX BANCORP, INC. AND SUBSIDIARIES
                    UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (CONTINUED)
                                    (Dollars in thousands, except share information)

                                                                  SIX MONTHS ENDED             YEAR ENDED
                                                                   JUNE 30, 2003            DECEMBER 31, 2002
                                                               -----------------------   ------------------------

                                                                       (10)                      (10)

Net (loss) from continuing operations per share - basic.....  $        (0.22)           $        (1.40)
                                                               =======================   ========================

Net (loss) from continuing operations per share - assuming
   dilution.................................................  $        (0.22)           $        (1.40)
                                                               =======================   ========================


Net income from discontinued operations per share - basic...  $         0.73            $         0.79
                                                               =======================   ========================

Net income from discontinued operations per share -
   assuming dilution........................................  $         0.73            $         0.79
                                                               =======================   ========================


Net income (loss) as reported per share- basic..............  $         0.51            $        (0.61)
                                                               =======================   ========================

Net income (loss) as reported per share - assuming dilution.  $         0.51            $        (0.61)
                                                               =======================   ========================


Weighted average shares - basic.............................             6,491,483                  6,462,272
                                                               =======================   ========================

Weighted average shares - assuming dilution.................             6,541,899                  6,462,272
                                                               =======================   ========================



See accompanying notes to unaudited pro forma condensed consolidated financial statements.

                      MATRIX BANCORP, INC. AND SUBSIDIARIES
    NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1. The unaudited pro forma condensed consolidated financial statements are for informational purposes only and are not necessarily indicative of the results of future operations or the actual results that would have been achieved had the sale of the production platform been consummated during the periods indicated. The pro forma adjustments are based on the best information available to date, which may change as additional information is obtained.

2. Represents the net value of premises and equipment sold to AmPro at the initial closing date used in the operations of the production platform.

3. Interest income represents the gross interest income earned by the production platform less intercompany interest paid during the periods presented.

4. Interest expense represents the gross interest expense less intercompany interest paid.

5. Provision for loan and valuation losses represents the provision expense of the production platform for the periods presented.

6. Net interest income after provision for loan and valuation losses reflects the net interest income reported by the production platform for the periods presented.

7. Noninterest income represents origination revenues of the production platform for the periods presented.

8. Noninterest expense represents expenses of the production platform for the periods indicated, including an allocation of Matrix Financial corporate overhead costs. The allocation of the overhead is based on methodology consistent with actual Matrix Financial corporate overhead costs allocated to the production platform during the transition period.

9. Income tax provision represents the tax allocated to the production platform calculated at the statutory rate in effect for the periods presented.

10. Assumes utilization of weighted average basic and diluted shares as reported in the Company's Form 10-Q for the quarter ended June 30, 2003 and the Annual Report on Form 10-K for the year ended December 31, 2002, respectively, not considering impact to diluted shares for the pro form net income or loss.

     (c)  Exhibits.

  10.1    Purchase   and   Assumption   Agreement,   dated   February  28,  2003
          (incorporated by reference from Exhibit 10.1 of the Company's Form 8-K filed March 4, 2003).

  10.2 Amendment No. 1 to Purchase and Assumption Agreement, dated April 18, 2003 (incorporated by reference from Exhibit 10.2 of the Company's Form 10-Q filed May 2, 2003).

  10.3 Amendment No. 2 to Purchase and Assumption Agreement, dated July 22, 2003 (incorporated by reference from Exhibit 10.1 of the Company's Form 10-Q filed August 12, 2003).

  10.4* Amendment No. 3 to Purchase and Assumption Agreement, dated August 31, 2003.

  99.1 Press Release, dated February 28, 2003, announcing sale of wholesale mortgage origination platform (incorporated by reference from Exhibit
          99.1 of the  Company's  Form 8-K filed  March 4,  2003).

  99.2 Press Release, dated September 2, 2003, announcing completion of sale of wholesale origination platform (incorporated by reference from Exhibit 99.1 of the Company's Form 8-K filed September 3, 2002).

 *Filed herewith.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: September 15, 2003


                                 MATRIX BANCORP, INC.


                                 By:       /s/ T. Allen McConnell
                                 -----------------------------------------------
                                 Name:  T. Allen McConnell
                                 Title: Senior Vice President, Secretary and
                                        General Counsel

                                  EXHIBIT INDEX


Exhibit No.                        Description
-----------                        -----------

  10.1    Purchase   and   Assumption   Agreement,   dated   February  28,  2003
          (incorporated by reference from Exhibit 10.1 of the Company's Form 8-K filed March 4, 2003).

  10.2 Amendment No. 1 to Purchase and Assumption Agreement, dated April 18, 2003 (incorporated by reference from Exhibit 10.2 of the Company's Form 10-Q filed May 2, 2003).

  10.3 Amendment No. 2 to Purchase and Assumption Agreement, dated July 22, 2003 (incorporated by reference from Exhibit 10.1 of the Company's Form 10-Q filed August 12, 2003).

  10.4* Amendment No. 3 to Purchase and Assumption Agreement, dated August 31, 2003.

  99.1 Press Release, dated February 28, 2003, announcing sale of wholesale mortgage origination platform (incorporated by reference from Exhibit
          99.1 of the  Company's  Form 8-K filed  March 4,  2003).

  99.2 Press Release, dated September 2, 2003, announcing completion of sale of wholesale origination platform (incorporated by reference from Exhibit 99.1 of the Company's Form 8-K filed September 3, 2002).

 *Filed herewith.